Segment information	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
Segment information

14. Segment information

The Group uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s CODM, specifically the Group’s CEO and CFO, for making decisions, allocating resources and assessing performance.

The CODM assesses the performance of the Group’s single reportable segment and makes resource allocation decisions primarily based on Income from operations, as reported in the unaudited condensed consolidated statements of income and comprehensive income. Income from operations represents the measure of segment profit or loss that is most consistent with the amounts recognized in the unaudited condensed consolidated financial statements. In making resource allocation decisions, the CODM also considers revenue from sales of marine fuels and the level of operating expenditures, including their impact on the Group’s trade financing requirements and the deployment of working capital.

The Group does not distinguish revenues, costs and expenses between segments in its internal reporting, but instead reports costs and expenses by nature as a whole. Based on the management’s assessment, the Group determines that it has only one operating segment and therefore one reportable segment as defined by ASC 280. Furthermore, the majority of the Group’s revenue are derived in or from Singapore with substantial operation being carried out in Singapore. Therefore, no geographical segments are presented. The Group concludes that it has only one reportable segment. As such, all financial segment information required by the authoritative guidance can be found in these consolidated financial statements.